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                                                                   EXHIBIT 10.44

                          AMENDMENT TO LOAN AGREEMENT

          THIS AMENDMENT TO LOAN AGREEMENT, dated as of February 10, 1999 (this "AMENDMENT"), made by and between GLOBAL ALLIANCE FINANCE COMPANY, L.L.C., a Delaware limited liability company, having its principal office at 31 West 52nd Street, 17th Floor, New York, New York 10019 ("LENDER") and CARS-DB1, L.L.C., a Delaware limited liability company, having an address at 1420 Spring Hill Road, Suite 525, McLean, Virginia 22102 ("BORROWER").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Lender and Borrower are parties to that certain Loan Agreement dated as of November 18, 1998 (the "LOAN AGREEMENT"), pursuant to which Lender made a loan to Borrower in the original principal amount of Thirty-Eight Million Fifty-Thousand and No/100 Dollars ($38,050,000); and

          WHEREAS, Lender and Borrower have agreed to modify the terms of the Loan Agreement in the manner hereinafter set forth.

          NOW, THEREFORE, in pursuance of such agreement and for good and valuable consideration, Lender and Borrower hereby agree as follows:

     1.   The definition of "Applicable Interest Rate", as set forth in
Section 1.1 of the Loan Agreement, is hereby deleted in its entirety and the following substituted therefore:

          "APPLICABLE INTEREST RATE" shall mean (a) Seven and Sixty-Seven
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     Hundredths Percent (7.67%) per annum for the period from the Closing Date through and including February 28, 1999, and (b) Seven and Fifty-Nine Hundredths Percent (7.59%) thereafter.

     2. Section 2.2.3 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefore:

          2.2.3  PAYMENT BEFORE MATURITY DATE.  On the Closing Date, Borrower
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     shall make a payment of interest only for the period from the Closing Date through and including the date immediately prior to the Monthly Payment Date occurring in December, 1998. If the Closing Date shall occur within the last ten (10) Business Days of November, Borrower shall pay to Lender, in addition to the amount set forth in the preceding sentence, in advance on the Closing Date, the amount of Debt Service scheduled to be payable to Lender on the Monthly Payment Date occurring in January, 1999. Borrower shall make a payment to Lender of interest only, in arrears, on the Monthly Payment Date occurring in January, 1999, and on each Monthly Payment Date thereafter to and including the Monthly Payment Date occurring in February 2000. Borrower shall make a payment to Lender of principal and interest, in arrears, in the amount of Three Hundred Thirty-Five Thousand Eight Hundred Twenty-Eight and
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     64/100 Dollars ($335,828.64) on the Monthly Payment Date occurring in
     March, 2000 and on each Monthly Payment Date thereafter to and including the Maturity Date. Each payment shall be applied first to accrued and unpaid interest and the balance to principal.


     3. Except as otherwise provided herein, the Loan Agreement shall continue in full force and effect, in accordance with their respective terms, and the parties hereto hereby expressly ratify, confirm and reaffirm all of their respective liabilities, obligations, duties and responsibilities under and pursuant to the Loan Agreement, as modified by this Amendment.

     4. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Loan Agreement, the terms and conditions of this Amendment shall control.

                        [NO FURTHER TEXT ON THIS PAGE]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                         BORROWER:

                         CARS-DB1, L.L.C., a Delaware limited liability company


                         By: CARS-DBSPE1, INC., a Delaware
                             corporation, its managing member

                         By: /s/ Peter C. Staaf
                            -----------------------------------------------
                             Name: Peter C. Staaf
                             Title: Vice President and Treasurer

                         LENDER:

                         GLOBAL ALLIANCE FINANCE COMPANY,
                         L.L.C., a Delaware limited liability company

                         By: /s/ Joel Horne
                            -----------------------------------------------
                             Name: Joel Horne
                             Title: President - GAFCO

                         By: /s/ Carolynn Heitbaum
                            -----------------------------------------------
                             Name: Carolynn Heitbaum
                             Title: Vice President - GAFCO